UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 31, 2011

Toreador Resources Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34216	75-0991164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

c/o Toreador Holding SAS 5 rue Scribe Paris, France	75009
(Address of principal executive offices)	(Zip code)

+33 1 47 03 34 24

(Registrant’s telephone number including area code)

None

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	On May 31, 2011, Toreador Resources Corporation (“Toreador”) held its 2011 Annual Meeting of Stockholders.

(b)	The final results of voting for each matter submitted to a vote of stockholders at the meeting are set forth below.

(i)	The following directors were elected at the meeting and the voting for each director was as follows:

Nominee	For	Withheld	Broker Non- Votes
Bernard de Combret	8,422,865	479,771	10,538,673
Adam Kroloff	8,419,120	483,516	10,538,673
Craig M. McKenzie	8,422,965	479,671	10,538,673
Ian Vann	5,967,738	2,934,898	10,538,673
Herbert C. Williamson III	8,419,320	483,316	10,538,673

(ii)	The non-binding advisory vote on executive compensation was approved by the following vote:

	For	Against	Abstain	Broker Non- Votes
Non-binding Advisory Vote on Executive Compensation	8,250,534	600,311	8,250,534	10,538,673

(iii)	The non-binding advisory vote on the frequency of the advisory vote on executive compensation was as follows:

	1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
Non-binding Advisory vote on the frequency of the advisory vote on executive compensation	7,932,841	85,609	850,095	34,091	10,538,673

(iv)	Ernst & Young Audit was ratified as Toreador’s independent registered public accounting firm for the year 2011 by the following vote:

	For	Against	Abstain
Ernst & Young Audit	19,270,749	75,706	94,854

(d)	As set forth in (b)(iii) above, a majority of the votes cast by stockholders voted, on an advisory basis, to hold the advisory vote on executive compensation every 1 year. As such, Toreador’s Board of Directors has decided that it will hold such advisory vote on executive compensation every 1 year until the next required advisory vote on the frequency of the advisory vote on executive compensation, which will occur no later than the annual meeting of stockholders held in 2017.

Item 8.01	Other Events

At the meeting of the Board of Directors held immediately after the 2011 Annual Meeting of Stockholders, the directors elected Adam Kroloff to serve as the non-executive Chairman of the Board until the next annual meeting of stockholders, or until his successor is duly elected and qualified. Mr. Kroloff has served as a director of Toreador since June 2009 and has also served as the Chairman of the Nominating and Corporate Governance Committee and previously, as the Chairman of the Compensation Committee.

Mr. Kroloff is an executive with 20 years of experience in the oil and gas business. He has worked internationally for more than a decade and has held a range of corporate roles. Mr Kroloff’s career has focused on the areas of governance, strategy and risk management. Prior to joining the industry, he was a litigator. Mr Kroloff holds a Juris Doctorate from the University of California, Hastings College of the Law and a Bachelor of Arts degree from Claremont McKenna College.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: June 3, 2011	By:	/s/ Craig M. McKenzie
Craig M. McKenzie
President and Chief Executive Officer